================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 30, 2001



                                  CYSIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)




              DELAWARE                             0-27607                            54-1698017
    (State or Other Jurisdiction           (Commission File Number)                 (IRS Employer
         of Incorporation)                                                     Identification No.)


                        10780 PARKRIDGE BLVD., SUITE 400
                                RESTON, VA 20191
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 259-2300
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 5. OTHER EVENTS

        On March 30, 2001, the Company issued a press release announcing a proposed restructuring plan. A copy of this press release is attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of businesses acquired:  Not Applicable

(b)     Pro Forma Financial Information:  Not Applicable

(c)     Exhibits.

                 Exhibit No.        Description
                    99.1            Press Release, dated March 30, 2001,
                                    announcing the Company's proposed
                                    restructuring plan.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CYSIVE, INC.

                                    By: /s/ John R. Lund
                                        -----------------------------------
                                        John R. Lund
                                        Vice President, Chief Financial Officer,
                                        Treasurer, Secretary and Director

                                    Date:  April 4, 2001



                                  EXHIBIT INDEX

  Exhibit No.         Description
     99.1             Press Release, dated March 30, 2001, announcing the
                      Company's proposed restructuring plan.